Exhibit 10.1



                                                                EXECUTION COPY


                         SALE AND SERVICING AGREEMENT


                                     among


                          SSB AUTO LOAN TRUST 2002-1,
                                    Issuer,


                         SSB VEHICLE SECURITIES INC.,
                                  Depositor,


                        SALOMON BROTHERS REALTY CORP.,
                                    Seller,


                     SYSTEMS & SERVICES TECHNOLOGIES, INC.
                            Servicer and Custodian


                              JPMORGAN CHASE BANK
                              Bond Administrator,


                                      and


                                 BANK ONE, NA
                               Indenture Trustee



                          Dated as of October 1, 2002

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
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                                                 Table of Contents
                                                                                                              Page
                                                                                                              ----

                                                     ARTICLE I


                                                    DEFINITIONS

Section 1.01.       Definitions...................................................................................1
Section 1.02.       Other Definitional Provisions................................................................23

                                                     ARTICLE II


                                             CONVEYANCE OF RECEIVABLES

Section 2.01.       Conveyance of Receivables....................................................................24


                                                    ARTICLE III


                                                  THE RECEIVABLES

Section 3.01.       Representations and Warranties of the Seller.................................................26
Section 3.02.       Representations and Warranties of the Depositor..............................................26
Section 3.03.       Repurchase Upon Breach.......................................................................27
Section 3.04.       Custody of Receivable Files..................................................................27
Section 3.05.       Duties of Servicer as Custodian..............................................................27
Section 3.06.       Instructions; Authority to Act...............................................................28
Section 3.07.       Custodian's Indemnification..................................................................29
Section 3.08.       Effective Period and Termination.............................................................29

                                                     ARTICLE IV


                                               SERVICING OF CONTRACTS

Section 4.01.       Duties of Servicer...........................................................................31
Section 4.02.       Collection of Receivable Payments; Modifications of Receivables; Reimbursement for
                    Monthly Collection Expenses..................................................................32
Section 4.03.       Realization upon Receivables.................................................................32
Section 4.04.       Satisfaction of Receivable ..................................................................33
Section 4.05.       Maintenance of Security Interests in Financed Vehicles.......................................33
Section 4.06.       Additional Servicing Covenants...............................................................34
Section 4.07.       Indemnification with Respect to Breach of Servicing Covenants................................34
Section 4.08.       Servicing Fee; Costs and Expenses............................................................35
Section 4.09.       Servicer's Certificate.......................................................................36



                                                         i

Section 4.10.       Annual Statement as to Compliance; Sarbanes-Oxley............................................36
Section 4.11.       Annual Report of Accountants.................................................................37
Section 4.12.       Access to Certain Documentation and Information Regarding Receivables........................37
Section 4.13.       Term of Servicer.............................................................................37
Section 4.14.       Access to Information Regarding Trust and Basic Documents....................................38
Section 4.15.       Maintenance of Fidelity Bond and Errors and Omission Policy..................................38

                                                     ARTICLE V


                                      DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS

Section 5.01.       Establishment of Accounts....................................................................39
Section 5.02.       Collections; Deposits to and Withdrawals from Reconciliation Account;
                      Deposits into Collection Account...........................................................41
Section 5.03.       Application of Collections...................................................................42
Section 5.04.       Purchase Amounts.............................................................................42
Section 5.05.       Permitted Withdrawals from Collection Account................................................43
Section 5.06.       Distributions................................................................................43
Section 5.07.       Statements to Securityholders................................................................47
Section 5.08.       Subcertifications of Bond Administrator in Connection with Sarbanes-Oxley Certifications.....49

                                                     ARTICLE VI


                                                   THE DEPOSITOR

Section 6.01.       Representations of Depositor.................................................................50
Section 6.02.       Corporate Existence..........................................................................51
Section 6.03.       Liability of Depositor; Indemnities..........................................................51
Section 6.04.       Merger or Consolidation of, or Assumption of the Obligations of, Depositor...................51
Section 6.05.       Limitation on Liability of Depositor and Others..............................................52
Section 6.06.       Depositor May Own Securities.................................................................52
Section 6.07.       Depositor to Provide Copies of Relevant Securities Filings...................................52
Section 6.08.       Amendment of Depositor's Organizational Documents............................................52

                                                    ARTICLE VII


                                                    THE SERVICER

Section 7.01.       Representations of Servicer..................................................................53
Section 7.02.       Indemnities of Servicer......................................................................54



                                                        ii

Section 7.03.       Merger or Consolidation of, or Assumption of the Obligations of, Servicer....................55
Section 7.04.       Limitation on Liability of Servicer and Others...............................................56
Section 7.05.       Appointment of Subservicer...................................................................56
Section 7.06.       Servicer Not to Resign.......................................................................56

                                                    ARTICLE VIII


                                                      DEFAULT

Section 8.01.       Servicer Termination Events and Additional Servicer Termination Events.......................58
Section 8.02.       Consequences of a Servicer Termination Event or an Additional Servicer Termination Event.....59
Section 8.03.       Appointment of Successor Servicer............................................................60
Section 8.04.       Notification to Securityholders..............................................................60
Section 8.05.       Waiver of Past Defaults......................................................................61

                                                     ARTICLE IX


                                                    TERMINATION

Section 9.01.       Optional Purchase of All Receivables.........................................................62

                                                     ARTICLE X


                                                   MISCELLANEOUS

Section 10.01.      Amendment....................................................................................63
Section 10.02.      Protection of Title to Trust.................................................................64
Section 10.03.      Notices......................................................................................66
Section 10.04.      Assignment by the Depositor or the Servicer..................................................66
Section 10.05.      Limitations on Rights of Others..............................................................66
Section 10.06.      Severability.................................................................................66
Section 10.07.      Counterparts.................................................................................67
Section 10.08.      Headings.....................................................................................67
Section 10.09.      Governing law................................................................................67
Section 10.10.      Assignment by Issuer.........................................................................67
Section 10.11.      Nonpetition Covenants........................................................................67
Section 10.12.      Limitation of Liability of Owner Trustee, Indenture Trustee and Bond Administrator...........67
Section 10.13.      Sarbanes-Oxley Certifications................................................................68



                                                        iii

SCHEDULE A          Schedule of Receivables
SCHEDULE B          Schedule of Servicing Fee Amounts
SCHEDULE C          Location of Receivable Files

EXHIBIT A           Form of Distribution Date Statement to Noteholders
EXHIBIT B           Form of Servicer's Certificate
EXHIBIT C           Representations and Warranties of the Seller under Section 3.02 of the
                    Receivables Purchase Agreement
EXHIBIT D           Perfection Representations, Warranties and Covenants
EXHIBIT E           Form of Certification to be Provided to the Depositor by the Bond
                    Administrator

     This SALE AND SERVICING AGREEMENT, dated as of October 1, 2002, among SSB AUTO LOAN TRUST 2002-1, a Delaware statutory trust (the "Issuer"), SSB VEHICLE SECURITIES INC., a Delaware corporation (the "Depositor"), SYSTEMS & SERVICES TECHNOLOGIES, INC, as servicer ("SST," and in such capacity, the "Servicer"), as custodian (in such capacity, the "Custodian"), SALOMON BROTHERS REALTY CORP., a New York Corporation as seller (the "Seller"), JPMORGAN CHASE BANK, a New York banking corporation, as bond administrator (the "Bond Administrator"), and BANK ONE, NA, a national banking association, as indenture trustee (the "Indenture Trustee").

     WHEREAS, the Issuer desires to purchase from the Depositor a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts purchased by the Seller in the ordinary course of its business;

     WHEREAS, the Depositor is willing to sell such receivables to the Issuer;
and

     WHEREAS, SST is willing to service such receivables.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                  ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Actuarial Method" means the method of allocating principal and interest payments on a Receivable whereby amortization of the Receivable is determined over a series of fixed level payment monthly installments (except that such payments shall not be level in the case of a Balloon Receivable), and each monthly installment, including the monthly installment representing the final payment on the Receivable, consists of an amount of interest equal to 1/12 of the APR of the Receivable multiplied by the unpaid Principal Balance of the Receivable, and an amount of principal equal to the remainder of the monthly payment.

     "Affiliate" means. as to any Person, any other Person controlling, controlled by or under common control with such Person.

     "Additional Servicer Termination Event" shall have the meaning set forth in Section 8.01(b).

     "Administration Agreement" means the Owner Trust Administration Agreement dated as of October 1, 2002 among the Issuer, the Indenture Trustee and JPMorgan Chase Bank, as administrator.

     "Aggregate Contract Value" means, with respect to any date of determination, the sum of the Contract Values for all Receivables (other than (i) any Receivable (other than a Purchased Receivable) that became a Liquidated Receivable during the related Collection Period and (ii) any Receivable (other than a Liquidated Receivable) that was purchased or repurchased by any Person pursuant to this Agreement during the related Collection Period) as of the date of determination.

     "Agreement" means this Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.

     "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of interest stated in the related Contract.

     "Applicable Accounting Standards" shall have the meaning set forth in
Section 4.11.

     "Balloon Receivable" means a Receivable with respect to which the related Obligor is required to make monthly Scheduled Payments that are less than sufficient to amortize such Receivable by its maturity and is required to pay a large remaining Principal Balance upon the maturity of such Receivable.

     "Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, the Securities Account Control Agreement and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

     "Bond Administrator" means the Person acting as Bond Administrator under the Indenture, its successors in interest and any successor trustee under the Indenture.

     "Bond Administrator Fee" means the fee payable to the Bond Administrator, as set forth in the fee letter from the Bond Administrator to Salomon Brothers Realty Corp. dated May 23, 2002.

     "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or any other day on which banking institutions in the States of New York, Missouri, Ohio or Delaware are authorized or required by law, executive order or governmental decree to be closed.

     "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

     "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

     "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

     "Class" means any one of the classes of Notes.

     "Class A Note" means any Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note.

     "Class A Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Interest Distributable Amount for such Distribution Date, the Class A-2 Interest Distributable Amount for such Distribution Date, the Class A-3 Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Distributable Amount for such Distribution Date.

     "Class A Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to the greater of (a) the Outstanding Amount of the Class A-1 Notes immediately prior to such Distribution Date and
(b) an amount equal to (i) the Outstanding Amount of the Class A Notes immediately prior to such Distribution Date minus (ii) the lesser of (A) 89.847% of the Pool Balance for such Distribution Date and (B) an amount equal to (1) the Pool Balance for such Distribution Date minus (2) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, unless the Class A Notes have been paid in full, for any Distribution Date as of which the Pool Annualized Net Loss Rate is greater than or equal to 2.50%, the Class A Principal Distributable Amount shall be 100% of the Regular Principal Allocation for such Distribution Date; provided further that, on the Final Scheduled Payment Date of any Class of Class A Notes, the Class A Principal Distributable Amount shall not be less than the amount that is necessary to pay that class of Class A Notes in full; and provided further that the Class A Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class A Notes on that Distribution Date.

     "Class A-1 Final Scheduled Distribution Date" means the Distribution Date in November 2003.

     "Class A-1 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-1 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-1 Rate.

     "Class A-1 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Distribution Date and the Class A-1 Interest Carryover Shortfall for such Distribution Date.

     "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-1 Noteholders on such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

     "Class A-1 Note Balance" means, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

     "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

     "Class A-1 Notes" means the 1.65875% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Rate" means 1.65875% per annum.

     "Class A-2 Final Scheduled Distribution Date" means the Distribution Date in September 2005.

     "Class A-2 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-2 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-2 Rate.

     "Class A-2 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Distribution Date and the Class A-2 Interest Carryover Shortfall for such Distribution Date.

     "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-2 Noteholders on such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

     "Class A-2 Notes" means the 1.83% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

     "Class A-2 Rate" means 1.83% per annum.

     "Class A-3 Final Scheduled Distribution Date" means the Distribution Date in September 2006.

     "Class A-3 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-3 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-3 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-3 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-3 Rate.

     "Class A-3 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-3 Monthly Interest Distributable Amount for such Distribution Date and the Class A-3 Interest Carryover Shortfall for such Distribution Date.

     "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-3 Noteholders on such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

     "Class A-3 Notes" means the 2.37% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

     "Class A-3 Rate" means 2.37% per annum.

     "Class A-4 Final Scheduled Distribution Date" means the Distribution Date in February 2009.

     "Class A-4 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-4 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-4 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-4 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-4 Rate.

     "Class A-4 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-4 Monthly Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Carryover Shortfall for such Distribution Date.

     "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-4 Noteholders on such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

     "Class A-4 Notes" means the 2.89% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

     "Class A-4 Rate" means 2.89% per annum.

     "Class B Final Scheduled Distribution Date" means the Distribution Date in February 2009.

     "Class B Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class B Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class B Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class B Rate.

     "Class B Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class B Noteholders on such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

     "Class B Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class B Monthly Interest
Distributable Amount for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

     "Class B Notes" means the 3.24% Asset Backed Notes, Class B, substantially in the form of Exhibit B to the Indenture.

     "Class B Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Distributable Amount on such Distribution Date) and (ii) the Outstanding Amount of the Class B Notes immediately prior to such Distribution Date minus (b) the lesser of (i) 93.698% of the Pool Balance for such Distribution Date and (ii) an amount equal to (A) the Pool Balance for such Distribution Date minus (B) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, for any Distribution Date as of which the Pool Annualized Net Loss Rate is greater than or equal to 2.50%, the Class B Principal Distributable Amount shall be an amount equal to (a) 100% of the Regular Principal Allocation for such Distribution Date minus (b) the Class A Principal Distributable Amount for such Distribution Date; provided further that, on the Class B Final Scheduled Payment Date, the Class B Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class B Notes in full; and provided further that the Class B Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class B Notes on that Distribution Date.

     "Class B Rate" means 3.24% per annum.

     "Class C Final Scheduled Distribution Date" means the Distribution Date in February 2009.

     "Class C Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class C Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class C Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class C Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class C Rate.

     "Class C Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class C Noteholders on such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

     "Class C Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class C Monthly Interest
Distributable Amount for such Distribution Date and the Class C Interest Carryover Shortfall for such Distribution Date.

     "Class C Notes" means the 4.13% Asset Backed Notes, Class C, substantially in the form of Exhibit B to the Indenture.

     "Class C Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Distributable Amount on such Distribution Date), (ii) the Outstanding Amount of the Class B Notes (after taking into account distribution of the Class B Principal Distributable Amount on such Distribution Date) and (iii) the Outstanding Amount of the Class C Notes immediately prior to such Distribution Date minus (b) the lesser of (i) 95.799% of the Pool Balance for such Distribution Date and (ii) an amount equal to (A) the Pool Balance for such Distribution Date minus (B) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, for any Distribution Date as of which the Pool Annualized Net Loss Rate is greater than or equal to 2.50%, the Class C Principal Distributable Amount shall be an amount equal to (a) 100% of the Regular Principal Allocation for such Distribution Date minus (b) an amount equal to the sum of (i) the Class A Principal Distributable Amount for such Distribution Date plus (ii) the Class B Principal Distribution Amount for such Distribution Date; provided further that, on the Class C Final Scheduled Payment Date, the Class C Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class C Notes in full; and provided further that the Class C Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class C Notes on that Distribution Date.

     "Class C Rate" means 4.13% per annum.

     "Class D Final Scheduled Distribution Date" means the Distribution Date in February 2009.

     "Class D Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class D Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class D Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class D Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class D Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class D Rate.

     "Class D Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued during the applicable Interest Accrual Period on the Class D Notes at the Class D Rate on the Outstanding Amount of the Class D Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class D Noteholders on such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class D Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class D Noteholder" means the Person in whose name a Class D Note is registered in the Note Register.

     "Class D Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class D Monthly Interest
Distributable Amount for such Distribution Date and the Class D Interest Carryover Shortfall for such Distribution Date.

     "Class D Notes" means the 8.00% Asset Backed Notes, Class D, substantially in the form of Exhibit B to the Indenture.

     "Class D Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) 100% of the Regular Principal Allocation for such Distribution Date minus (b) an amount equal to the sum of
(i) the Class A Principal Distributable Amount for such Distribution Date,
(ii) the Class B Principal Distributable Amount for such Distribution Date and
(iii) the Class C Principal Distributable Amount for such Distribution Date; provided, however, that, on the Class D Final Scheduled Payment Date, the Class D Principal Distributable Amount shall not be less than the amount that is necessary to pay the Class D Notes in full; and provided further that the Class D Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class D Notes on that Distribution Date.

     "Class D Rate" means 8.00% per annum.

     "Closing Date" means November 12, 2002.

     "Collateral" has the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

     "Collection Period" means, with respect to the first Distribution Date, the two calendar months preceding the month in which such Distribution Date occurs, and, with respect to any Distribution Date thereafter, the calendar month preceding the month in which such Distribution Date occurs. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Distribution Date.

     "Contract" means a motor vehicle retail installment sale contract.

     "Contract Value" means, for any Receivable and as of any date of determination, the present value of the Discounted Payments on such Receivable, discounted monthly at the stated APR of such Receivable.

     "Controlling Party" means (i) if the Notes have not been paid in full, the Indenture Trustee acting at the direction of at least a majority in Outstanding Amount of the Noteholders and (ii) if the Notes have been paid in full, the Owner Trustee for the benefit of the Certificateholders.

     "Conveyed Assets" shall have the meaning set forth in Section 2.01.

     "Corporate Trust Administration Department" shall have the meaning set forth in the Trust Agreement.

     "Corporate Trust Office" shall have the meaning set forth in the Indenture.

     "Cram Down Loss" means any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the Principal Balance of the Receivable immediately prior to such order over (ii) the Principal Balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred on the date on which the Servicer receives notice of such order.

     "Cumulative Net Loss Rate" means, with respect to any date of determination, a fraction, expressed as a percentage, the numerator of which is equal to the sum of the aggregate Net Liquidation Losses since the Cutoff Date and the aggregate amount of Cram Down Losses since the Cutoff Date and the denominator of which is equal to the Original Pool Balance.

     "Custodian" means SST, in its capacity as custodian of the Receivables.

     "Cutoff Date" means the close of business on September 30, 2002.

     "Delivery" when used with respect to Trust Account Property means:

     (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or to the Bond Administrator on behalf of the Indenture Trustee by physical delivery to the Indenture Trustee or to the Bond Administrator on behalf of the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee, the Bond Administrator on behalf of the Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or the Bond Administrator on behalf of the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

     (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

     (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either
(i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and

     (d) with respect to any item of Trust Account Property that is a security entitlement causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee or the Bond Administrator on behalf of the Indenture Trustee.

     "Depositor" means SSB and its successors in interest.

     "Determination Date" means, with respect to each Distribution Date, the third Business Day preceding such Distribution Date.

     "Discounted Payments" means, for any Receivable and as of any date of determination, the greater of (a) an amount equal to (i) the aggregate of Scheduled Payments on such Receivable as of such date of determination minus
(ii) one Scheduled Payment on such

Receivable and (b) the aggregate of all amounts actually remaining to be paid on such Receivable as of such date of determination.

     "Distribution Date" means, with respect to each Collection Period, the fifteenth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing in December 2002.

     "Distribution Date Statement" means the monthly report to Securityholders specified in Section 5.07, the form of which is set forth in Exhibit A.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee, the Bond Administrator or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that (i) has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "A2" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (ii) the deposits of which are insured by the FDIC.

     "Eligible Investments" means securities, negotiable instruments or security entitlements, excluding any security with an "r" attached to the rating thereof, that evidence:

     (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

     (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

     (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture

Trustee, the Bond Administrator or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

     (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause; and

     (g) any other investment with respect to which the Rating Agency Condition is met and the Issuer, the Indenture Trustee or the Servicer has received written notification from Standard & Poor's that the acquisition of such investment will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Notes.

     "Eligible Servicer" means (a) SST or (b) any other Person that at the time of its appointment as Servicer is either (i) a person that (A) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans, (B) is legally qualified and has the capacity to service the Receivables, (C) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (D) has a minimum net worth of $50,000,000 or (ii) is otherwise acceptable to each Rating Agency.

     "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

     "Final Scheduled Distribution Date" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, the Class A-4 Final Scheduled Distribution Date, the Class B Final Scheduled Distribution Date, the Class C Final Scheduled Distribution Date or the Class D Final Scheduled Distribution Date, as applicable.

     "Financed Vehicle" means a new or used automobile, light-duty truck, van, minivan or sport utility vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the related Receivable.

     "First Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

     "Force-Placed Insurance" shall have the meaning set forth in Section
4.04(a).

     "Incentive Fee" means, for the Distribution Date that is the Incentive Fee Payment Date, an amount, not less than zero, equal to one-half of the excess, if any, of an amount equal to the product of (a) a percentage equal to (i) the Incentive Fee Rate minus (ii) the Cumulative Net Loss Rate as of such Distribution Date, multiplied by (b) the Original Pool Balance.

      "Incentive Fee Payment Date" shall have the meaning set forth in Section 4.08(b).

     "Incentive Fee Rate" shall have the meaning set forth in Schedule B.

     "Indenture" means the Indenture, dated as of October 1, 2002, among the Issuer, the Indenture Trustee and the Bond Administrator.

     "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

     "Indenture Trustee Fee" means the fee payable to the Indenture Trustee, as set forth in the fee letter from the Bond Administrator to Salomon Brothers Realty Corp. dated May 23, 2002.

     "Initial Class A-1 Note Balance" means $195,000,000.

     "Initial Class A-2 Note Balance" means $243,000,000.

     "Initial Class A-3 Note Balance" means $106,000,000.

     "Initial Class A-4 Note Balance" means $73,746,000.

     "Initial Class B Note Balance" means $18,121,000.

     "Initial Class C Note Balance" means $9,884,000.

     "Initial Class D Note Balance" means $13,178,000.

     "Initial Distributable Amount" means, with respect to any Distribution Date, an amount equal to one-twelfth of 1.00% of the Pool Balance as of the first day of the related Collection Period.

     "Insurance Policy" means, with respect to each Receivable, the policy of physical damage and all other insurance covering the Financed Vehicles or the Obligors.

     "Insurance Proceeds" shall have the meaning set forth in Section
5.02(b)(ii).

     "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Interest Accrual Period" means, with respect to the Class A-1 Notes, the period from and including the most recent Distribution Date on which interest has been paid (or, in the case of the first Distribution Date, the Closing
Date) to and including the day before the Distribution Date and, with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, the period from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs.

     "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account (other than the Collection Account) to be applied on such Distribution Date pursuant to Section 5.01(e).

     "Issuer" means SSB Auto Loan Trust 2002-1.

     "Late Fees" means any late fees, prepayment charges, extension fees or other administrative fees or similar charges allowed by applicable law with respect to the Receivables.

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received or (iii) the end of the Collection Period in which the Receivable becomes 180 days or more past due.

     "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses (including reasonable attorney's fees and disbursements) of the Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

     "List of Receivables" means the list of receivables set forth in Schedule
A.

     "Monthly Collection Expenses" means, with respect to any Receivable and any Collection Period, reasonable out-of-pocket expenses incurred by the Servicer during such Collection Period in connection with (a) the mailing of monthly billing statements, collection notices or other correspondence related to the Servicer's efforts to collect a payment in respect of such Receivable,
(b) any bank charges related to payments by the related Obligor (e.g., payments related to stop-payment orders, checks rejected on the basis of insufficient funds, etc.), and (c) bank charges related to remittances into the Collection Account from the Reconciliation Account pursuant to Section 5.02(c).

     "Moody's" means Moody's Investors Service, Inc., and its successors.

     "Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(e) exceeds the aggregate of all interest and other income realized during such period on such funds.

     "Net Liquidation Losses" means, with respect to any Collection Period, the amount, if any, by which (a) the aggregate Contract Value of all Receivables that became Liquidated Receivables during such Collection Period exceeds (b) the Liquidation Proceeds received in respect of all Receivables that became Liquidated Receivables during such Collection Period.

     "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance, (v) the Initial Class B Note Balance, (vi) the Initial Class C Note Balance and (vii) the Initial Class D Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

     "Note Interest Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

     "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

     "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes.

     "Noteholders" shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders, the Class C Noteholders or the Class D Noteholders.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

     "Obligor Monthly Expense Limit" shall have the meaning set forth in Schedule B.

     "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, any vice president, the controller or any assistant controller and (b) a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

     "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor, the Servicer or the Trust, which counsel shall be acceptable to the Indenture Trustee, the Bond Administrator, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee, the Bond Administrator and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel.

     "Original Pool Balance" means an amount equal to the aggregate Contract Value, as of the Cutoff Date, of the Receivables listed on Schedule A hereto, which shall be $658,929,998.92.

     "Outstanding Amount" means, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding (as defined in the Indenture) as of such date of determination.

     "Overcollateralization Target Amount" means, as of any Distribution Date, $6,589,299.99 (which amount shall be equal to 1.00% of the Original Pool Balance).

     "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

     "Owner Trustee Fee" means, with respect to any Distribution Date, an amount equal to one twelfth of the Owner Trustee Fee Rate.

     "Owner Trustee Fee Rate" means $5,500 per annum.

     "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

     "Pool Annualized Net Loss Rate" means, with respect to any date of determination, the average, as of the last day of each of the three preceding Collection Periods, of a fraction, expressed as a percentage, the numerator of which is equal to the annualized aggregate Net Liquidation Losses during the Collection Period plus the annualized aggregate Cram Down

Losses that occurred during the Collection Period and the denominator of which is equal to the aggregate Contract Value of the Receivables as of the first day of the Collection Period.

     "Pool Balance" means, with respect to any Distribution Date, an amount equal to the aggregate Contract Value of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted by the Seller for the related Collection Period, and after adjustment for Cram Down Losses and reduction to zero of the aggregate outstanding Contract Value of all Receivables that became Liquidated Receivables during such Collection Period.

     "Pool Delinquency Rate" means, with respect to any date of determination, the average, as of the last day of each of the three preceding Collection Periods, of a fraction, expressed as a percentage, the numerator of which is
(x) the outstanding Contract Value of all Receivables with respect to which the related Obligor is 30 or more days contractually delinquent with respect to a Scheduled Payment thereunder but which is not a Liquidated Receivable, and the denominator of which is (y) the then outstanding Contract Value of all Receivables that are not Liquidated Receivables.

     "Principal Balance" means, with respect to any Receivable and a Determination Date, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of
(1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Actuarial Method and
(2) any Cram Down Losses with respect to such Receivable.

     "Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(c).

     "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, an amount equal to (x) the outstanding Contract Value of such Receivable on such date of purchase plus (y) accrued and unpaid interest on such Receivable to the end of the calendar month in which such purchase occurs.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Seller pursuant to
Section 3.03.

     "Rating Agency" means Moody's or Standard & Poor's, as the context may require. If none of Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

     "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of any Class of Notes.

     "Realized Losses" means, as to any Distribution Date, the amount, if any, by which the outstanding aggregate Contract Value of all Receivables that became Liquidated Receivables during the related Collection Period exceeds that portion allocable to principal of all Liquidation Proceeds received with respect to such Liquidated Receivables.

     "Receivable Files" means the following documents or instruments with respect to each Receivable:

          (i) the original of the related Contract;

          (ii) the original or a true copy of the credit application fully executed by the Obligor, if available;

          (iii) the original certificate of title with respect to the related Financed Vehicle if such Receivable was originated in a jurisdiction other than the State of New York;

          (iv) originals or copies of all assumption, consolidation, extension, modification or waiver agreements, if any, relating to such Receivable; and

          (v) any and all other documents that the Servicer has on file relating to a Receivable, an Obligor or a Financed Vehicle.

     "Receivables" means any contract listed on Schedule A (which Schedule may be in electronic form).

     "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of October 1, 2002, between Salomon Brothers Realty Corp., as seller, and SSB, as depositor.

     "Reconciliation Account" means account number 000005485 established and maintained by the Servicer at the Reconciliation Account Bank, into which collections in respect of the Receivables shall be deposited in accordance with Sections 5.02(a) and (b) of this Agreement.

     "Reconciliation Account Bank" means Commerce Bank, N.A., a national banking association.

     "Record Date" means, as to any Distribution Date, the day immediately preceding such Distribution Date unless Definitive Notes are issued, in which case the Record Date with respect to such Definitive Notes as to any Distribution Date shall be the last day of the immediately preceding calendar month.

     "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

     "Regular Principal Allocation" means, with respect to any Distribution Date, the excess, if any, of the aggregate Outstanding Amount of the Securities as of the day immediately preceding such Distribution Date over (a) the Pool Balance with respect to such Distribution Date less (b) the Overcollateralization Target Amount with respect to such Distribution Date; provided, however, that the Regular Principal Allocation on any Distribution Date shall not exceed the Outstanding Amount of the Notes as of the day immediately preceding such Distribution Date; and provided further that the Regular Principal Allocation on or after the Final Scheduled Distribution Date of any Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class of Notes to zero.

     "Responsible Officer" means the chairman of the board, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary, the assistant secretary or any other officer or assistant officer of such person customarily performing (or supervising the performance of) functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is required because of such officer's knowledge and familiarity with the particular subject. Responsible Officer of the Owner Trustee shall be as defined in the Indenture.

     "Sarbanes-Oxley Certification" means as and to the extent required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules adopted by the Commission with respect thereto, the certification or certifications as comply in form and substance with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder required to be filed in all Annual Reports on Form 10-K filed with the Commission with respect to the Trust.

     "Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

     "Second Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

     "Securities" means the Notes and the Certificates.

     "Securities Account Control Agreement" means the Securities Account Control Agreement dated as of October 1, 2002 among the Issuer, the Indenture Trustee and the Securities Intermediary.

     "Securities Intermediary" means JPMorgan Chase Bank, in its capacity as the securities intermediary in the Securities Account Control Agreement dated as of October 1, 2002.

     "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

     "Seller" means Salomon Brothers Realty Corp. and its successors in interest, as seller of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

     "Service Contract" means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Contract that provides for the repair of such Financed Vehicle, including any extended warranties.

     "Servicer" means SST, as the servicer of the Receivables, and each successor to SST (in the same capacity) pursuant to Section 7.03 or 8.03.

     "Servicer Annual Certification" shall have the meaning set forth in
Section 4.10(c).

     "Servicer Employees" shall have the meaning set forth in Section 4.15.

     "Servicer Termination Event" shall have the meaning set forth in Section 8.01(a).

     "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.08, substantially in the form of Exhibit B.

     "Servicing Expense Reimbursement Amount" shall have the meaning set forth in Section 4.08(c).

     "Servicing Fee" shall have the meaning set forth in Section 4.08(a).

     "Servicing Fee Monthly Floor Amount" shall have the meaning set forth in Schedule B.

     "Servicing Fee Per-Receivable Floor Amount" shall have the meaning set forth in Schedule B.

     "Servicing Fee Priority Payment Amount" means, with respect to any Distribution Date, an amount equal to one-twelfth of 1.00% of the Pool Balance as of the first day of the related Collection Period.

     "Servicing Fee Rate" shall have the meaning set forth in Schedule B.

     "Servicing Standard" shall have the meaning set forth in Section 4.01.

     "SSB" means SSB Vehicle Securities Inc., a Delaware corporation, and its successors.

     "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

     "Termination Trigger Event" means, with respect to any date of determination, either of the following conditions shall exist: (a) the Pool Delinquency Rate as of such date of determination is greater than 2.50% or (b) the Pool Annualized Net Loss Rate as of such date of determination is greater than 1.50%.

     "Third Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

     "Total Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (i) all collections on the Receivables during such Collection Period allocable to interest and all collections on the Receivables during such Collection Period allocable to principal (provided, that scheduled payments on Contracts deposited to the Collection Account during such Collection Period--or any earlier Collection Period--that are remitted by the related Obligor as payahead payments and that are required to be deposited to the Collection Account during the second succeeding Collection Period or any other Collection Period thereafter shall be treated hereunder as "collections" with respect to such second succeeding Collection Period or other Collection Period thereafter and not as "collections" for the Collection Period relating to such Distribution Date), (ii) Liquidation Proceeds for such Collection Period, (iii) Recoveries for such Collection Period, (iv) the Purchase Amount of each Receivable that became a Purchased Receivable during or in respect of such Collection Period, and (v) Net Investment Losses required to be deposited by the Seller; provided, however, that in calculating the Total Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period.

     "Trust" means the Issuer.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

     "Trust Accounts" shall mean the Collection Account, the Note Interest Distribution Account and the Principal Distribution Account.

     "Trust Agreement" means the Trust Agreement, dated as of October 1, 2002, between the Depositor and the Owner Trustee.

     "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Global Corporate Trust Services department of the Indenture Trustee (or any successor department), including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer who is an authorized signatory of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

     "WaMu" means Washington Mutual Bank, FA, a federal savings bank.

     Section 1.02. Other Definitional Provisions.

     (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

     Section 2.01. Conveyance of Receivables. In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes and the Certificates, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

          (i) the Receivables, and all rights, benefits, obligations and proceeds arising therefrom or in connection therewith, including the right to all moneys received thereon after the Cutoff Date;

          (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

          (iii) any Liquidation Proceeds and all rights of the Depositor to proceeds of all Insurance Policies covering any Financed Vehicles or Obligors;

          (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller, the Depositor, the Servicer or the Trust;

          (v) all rights under any Service Contracts on the related Financed Vehicles;

          (vi) the proceeds from any Servicer's errors and omissions protection policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Financed Vehicle;

          (vii) all documents and other items contained in the Receivable
     Files;

          (viii) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

          (ix) all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof; and

          (x) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (ix) above, the "Conveyed Assets").

     It is the intention of the parties hereto that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other related property (for non-tax purposes) from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the parties hereto, the transfer and assignment contemplated hereby is held not to be a sale (for non-tax purposes), this Agreement shall constitute a security agreement under applicable law, and, in such event, the Depositor shall be deemed to have granted, and the Depositor hereby grants, to the Issuer a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Trust and its assignees as security for the Depositor's obligations hereunder and the Depositor consents to the pledge of the foregoing Conveyed Assets under the Indenture to the Indenture Trustee.

                                 ARTICLE III

                                THE RECEIVABLES

     Section 3.01. Representations and Warranties of the Seller.

     (a) The Seller has made each of the representations and warranties set forth in Exhibit C hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section 2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit C, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the sale and delivery of the Receivables to the Issuer or the Custodian.

     (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit C, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

     Section 3.02. Representations and Warranties of the Depositor.

     The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture:

     (a) Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables, including all right, title and interest of the Depositor in and to the security interests in the related Financed Vehicles.

     (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

     (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

     (d) Perfection. The Depositor further makes all the representations, warranties and covenants set forth in Exhibit D.

     Section 3.03. Repurchase Upon Breach. Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Seller and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Seller's representations and warranties made pursuant to
Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein. Unless any such breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof, the Seller shall be obligated and, if necessary, the Issuer shall enforce the obligations of the Seller under the Receivables Purchase Agreement, to purchase as of such last day any Receivable materially and adversely affected by any such breach; provided, however, that, notwithstanding the qualification of any of the Seller's representations and warranties made pursuant to Section
3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement as to the Seller's knowledge, a breach in the substance of any such representation and warranty (without giving effect to such qualification as to knowledge) shall require the Seller to perform its repurchase or cure obligations set forth in this Section 3.03. In consideration of the repurchase of any such Receivable, the Seller shall remit the Purchase Amount to the Collection Account and notify in writing the Bond Administrator of such deposit in the manner specified in Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to the unpaid balance plus accrued interest on any Receivable as to which a breach of a representation or warranty has occurred pursuant to
Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement or the agreement contained in this Section shall be to require the Seller to purchase such Receivable pursuant to this Section or to repurchase such Receivable pursuant to the Receivables Purchase Agreement.

     Section 3.04. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee.

     Section 3.05. Duties of Servicer as Custodian.

     (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement.

     In performing its duties under this Section 3.05, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable motor vehicle receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer and the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files. In acting as custodian of the Receivable Files, the Servicer agrees further not to assert any beneficial ownership interests in the Receivables or the Receivable Files.

     (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule C to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

     (c) Release of Documents. Upon written instruction from the Indenture Trustee or, if the Notes have been paid in full, from the Owner Trustee, the Servicer shall release any Receivable File to the Indenture Trustee or the Owner Trustee, as the case may be, or to the agent or designee of the Indenture Trustee or the Owner Trustee, as the case may be, at such place or places as the Indenture Trustee or the Owner Trustee, as applicable, may designate, as soon as practicable (but in no event more than five (5) days after the date of such release). Upon the release and delivery of any such document in accordance with the instructions of the Indenture Trustee or the Owner Trustee, as the case may be, the Servicer shall be released from any further liability and responsibility under this Section 3.05 with respect to such documents and any other provision of this Agreement if the fulfillment of the Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Indenture Trustee's or the Owner Trustee's failure to return any Receivable File or any portion thereof in a timely manner.

     (d) Reimbursement for Reasonable Out-of-Pocket Expenses. The Servicer shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred in connection with the performance of its obligations as custodian of the Receivable Files under this Section 3.05.

     Section 3.06. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee. A certified copy of a by-law or of a resolution of the Board of Directors of the Indenture Trustee or Owner Trustee, as applicable, shall constitute conclusive evidence of the authority of any such Trust Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Indenture Trustee or Owner Trustee, as applicable.

     Section 3.07. Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Trust, the Noteholders, the Owner Trustee, the Bond Administrator and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee, the Bond Administrator or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission by the Servicer, as custodian, relating to the maintenance and custody of the Receivable Files; provided, however, that the Servicer shall not be liable to the Trust, the Owner Trustee, the Indenture Trustee, the Bond Administrator, any successor Servicer or successor Custodian or any such officer, director, employee or agent of the Trust, the Owner Trustee, the Indenture Trustee, the Bond Administrator, or any successor Servicer or successor Custodian for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, the Indenture Trustee, the Bond Administrator, or any successor Servicer or successor Custodian, as the case may be, or any such officer, director, employee or agent of the Trust, the Owner Trustee, the Indenture Trustee, the Bond Administrator, or any successor Servicer or successor Custodian, as the case may be.

     Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     Section 3.08. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.08. If the Servicer or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Issuer or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, or, if no Notes are outstanding, by Holders (other than the Seller or an Affiliate thereof) of Certificates evidencing not less than 25% of the percentage interests in the Certificates, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and without cause, only by written notification to the Servicer pursuant to Section 8.02. As soon as practicable after any termination of such appointment (but in no event more than ten (10) Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Indenture Trustee, at such place or places as the Bond Administrator, on behalf of the Indenture Trustee, may reasonably designate; provided, however, that, if the Servicer shall have been terminated without cause pursuant to this Section 3.08, the Servicer shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred in connection with such delivery of the Receivable Files. Notwithstanding the termination of SST as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as SST remains the Servicer hereunder, the Indenture Trustee, the Bond Administrator or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

                                  ARTICLE IV

                            SERVICING OF CONTRACTS

     Section 4.01. Duties of Servicer.

     The Servicer, as independent contract servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures and consistent with the standards and procedures employed by third-party servicing institutions that service motor vehicle retail installment sale contracts similar to the Receivables (such standard of care, the "Servicing Standard"). The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending monthly billing statements to Obligors, accounting for collections and performing the other duties specified herein. To the extent consistent with the Servicing Standard and all other policies and procedures required pursuant to this Agreement, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction or as otherwise required by applicable law, execute documents that would release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and the Owner Trustee and the Indenture Trustee shall not be held responsible for any acts by the Servicer in its uses of any such powers of attorney or other document. The Servicer shall indemnify the Trust, the Owner Trustee and the Indenture Trustee for any reasonable costs, liabilities and expenses (including reasonable attorney's fees) incurred by the Trustee, the Owner Trustee or the Indenture Trustee in connection with the intentional or negligent or otherwise improper use of such power of attorney by the Servicer, as applicable.

     Section 4.02. Collection of Receivable Payments; Modifications of Receivables; Reimbursement for Monthly Collection Expenses.

     (a) Consistent with the Servicing Standard and all other policies and procedures required pursuant to this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. Without limitation of the foregoing, the Servicer shall bill each Obligor for the monthly payment due on his or her Receivable by way of a monthly billing statement mailed to such Obligor at his home address during each month in which such a payment is due (rather than by way of periodic delivery to Obligors of books of payment coupons containing billing statements for multiple months). The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

     (b) The Servicer may grant payment extensions on the Receivables only to the extent permissible in its extension policy attached hereto as Exhibit D; provided, however, that no such extension shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending six months prior to the Class D Final Scheduled Distribution Date.

     (c) The Servicer shall be entitled to reimbursement in accordance with Sections 5.06(b)(i) and (xi) of all reasonable Monthly Collection Expenses incurred by the Servicer in connection with its efforts to collect payments in respect of the Receivables from the related Obligors, it being understood that in no event shall the amount of reimbursement for such Monthly Collection Expenses exceed the Obligor Monthly Expense Limit per Obligor per month.

     Section 4.03. Realization upon Receivables.

     The Servicer shall, consistent with the Servicing Standard and all other terms of this Agreement, act with respect to the Receivables in such manner as, in the Servicer's reasonable judgment, will maximize the receipt of principal and interest on all Receivables and Liquidation Proceeds in respect of Liquidated Receivables. Consistent with the Servicing Standard and all other policies and procedures required pursuant to this Agreement, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable in accordance with its customary procedures; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance; provided further, however, that, prior to the repossession of a Financed Vehicle related to a New York Receivable, the Servicer shall independently confirm and certify that WaMu or a predecessor thereof shall be listed as lienholder on the related Certificate of Title. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the Servicing Standard and all other policies and procedures required pursuant to this Agreement, which practices and procedures may include the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon a Receivable; provided, however, that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable judgment that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. A representative of the Servicer shall be physically present at each auction at which five or more repossessed Financed Vehicles are scheduled to be offered for sale and at each auction held at the primary automobile auction site on Long Island, New York. The Servicer shall be entitled to recover all expenses incurred by it that are reasonably allocated to repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of (1) the cash proceeds of the sale of such Financed Vehicle, (2) any deficiency obtained from the related Obligor or (3) any recoveries received with respect to Receivables that are Liquidated Receivables after the respective dates on which such Receivables are liquidated.

     Section 4.04. Satisfaction of Receivable.

     Upon payment in full on any Receivable, or otherwise in accordance with the Servicer's customary policies and procedures consistent with the Servicing Standard, the Servicer is authorized to execute an instrument in satisfaction of such Receivable and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed Vehicle related thereto. To the extent that insufficient payments are received on a Receivable credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds.

     Section 4.05. Maintenance of Security Interests in Financed Vehicles.

     The Servicer shall, in accordance with the Servicing Standard and all other terms of this Agreement, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. The Servicer shall be reimbursed for all reasonable out-of-pocket expenses incurred in connection with the performance of its obligations under this
Section 4.05.

     Section 4.06. Additional Servicing Covenants.

     By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

     (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise consistent with the Servicer's customary policies and procedures in accordance with the Servicing Standard;

     (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust in the property of the Trust;

     (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02; and

     (d) Restrictions on Liens. The Servicer shall not (A) create or incur, or agree to create or incur or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names the Seller or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or any other Conveyed Assets.

     Section 4.07. Indemnification with Respect to Breach of Servicing
Covenants.

     Without limitation of Sections 7.02(b) or (c), upon any breach of any of the covenants set forth in Sections 4.02(b), 4.04, 4.05(a) or 4.06, the Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Seller, the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, damages, claims, and liabilities arising out of such breach, in accordance with Sections 7.02(b) and (c).

     Section 4.08. Servicing Fee; Costs and Expenses.

     (a) In compensation for performing the servicing obligations described in this Agreement during each Collection Period, the Servicer shall be paid a monthly fee, for each Receivable that is not a Liquidated Receivable serviced pursuant to this Agreement as of the first day of such Collection Period, equal to the greater of (i) one-twelfth of the product of the Servicing Fee Rate multiplied by the outstanding Contract Value of such Receivable as of the first day of such Collection Period, and (ii) Servicing Fee Per-Receivable Floor Amount; provided that in no event shall the monthly fee in respect of all Receivables serviced pursuant to this Agreement be less than the Servicing Fee Monthly Floor Amount (such monthly fee, the "Servicing Fee"). As additional servicing compensation, the Servicer shall be entitled to receive all Late Fees with respect to the Receivables serviced pursuant to this Agreement.

     (b) In addition to the Servicing Fee set forth above, the Servicer shall also be entitled to receive on each Distribution Date reimbursement of the Servicing Expense Reimbursement Amount (as defined below) for the related Collection Period. The Servicer shall be paid the Servicing Fee and the Servicing Expense Reimbursement Amount payable for each Collection Period on the Distribution Date related to such Collection Period in accordance with Sections 5.06(b)(i) and (xi). On the Distribution Date immediately following the first Determination Date as of which the Pool Balance is equal to or less than 5% of the Original Pool Balance (the "Incentive Fee Payment Date"), the Servicer shall also be entitled to receive the Incentive Fee, if any. Any such Incentive Fee shall be payable on such Distribution Date in accordance with Sections 5.06(b)(i) and (xi).

     (c) The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as otherwise specifically provided in this Agreement, as follows:

          (i) To the extent set forth in Section 4.02(c), the Servicer shall be entitled to reimbursement for certain Monthly Collection Expenses.

          (ii) To the extent set forth under Section 4.03, the Servicer shall be permitted to reimburse itself for liquidation expenses in connection with the realization upon Receivables; provided that, in accordance with
     Section 4.03, such right of reimbursement shall be limited to the amount of (1) the cash proceeds of the sale of such Financed Vehicle, (2) any deficiency obtained from the related Obligor or (3) any recoveries received with respect to Receivables that are Liquidated Receivables after the respective dates on which such Receivables are liquidated. The Servicer shall provide a report to the Owner detailing the components of all Liquidation Expenses, on a vehicle-by-vehicle basis, no later than the Monthly Reporting Day of each month.

          (iii) The Servicer shall be entitled to the reimbursement of certain out-of-pocket expenses to the extent permitted under Sections 3.05(d) and 4.05.



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

The aggregate amount of the expenses set forth in clauses (i) through (iii) of this Section 4.08(c) that the Servicer shall incur during any Collection Period shall be referred to herein as the "Servicing Expense Reimbursement Amount" for such Collection Period.

     Section 4.09. Servicer's Certificate. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and the Depositor, with a copy to each Rating Agency and Salomon Smith Barney Inc., a Servicer's Certificate containing the amount of collections received on the Receivables during the related Collection Period, all other information related to the Receivables necessary to enable the Bond Administrator to determine, on behalf of the Indenture Trustee, the amounts of the distributions required to be made on the related Distribution Date pursuant to Section 5.06 for the related Collection Period and any other information the Indenture Trustee, the Bond Administrator or the Depositor may reasonably request. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. With respect to each Collection Period, Receivables to be repurchased by the Seller and each Receivable that became a Liquidated Receivable, in each case, during such Collection Period shall be identified by the Servicer by account number with respect to such Receivable (as specified in the applicable Schedule of Receivables).

     Section 4.10. Annual Statement as to Compliance; Sarbanes-Oxley.

     (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and each Rating Agency, within 120 days after the end of the Servicer's fiscal year, an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is, or with the giving of notice or lapse of time or both would become, a Servicer Termination Event under Section 8.01(a) or an Additional Servicer Termination Event under Section 8.01(b).

     (c) No later than ten (10) Business Days prior to the date on which the Depositor has indicated to the Servicer that any Annual Report on Form 10-K with respect to the Trust will be filed, the Servicer shall deliver to the Depositor an officer's certificate (the "Servicer Annual Certification"), which (i) shall include a statement acknowledging that the officer of the Servicer signing such certification has reviewed all Exchange Act Reports to be covered by the subject Sarbanes-Oxley Certification, (ii) shall state, based on the knowledge of the officer of the Servicer who is signing such certification, that the information in the Exchange Act Reports to be covered by such Sarbanes-Oxley Certification relating to servicing information in respect of the Receivables, if any, including information relating to actions of the Servicer and/or payments and other collections on and characteristics of the Receivables, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the subject Annual Report on Form 10-K, and (iii) shall state, based on the knowledge of the officer of the Servicer signing such certification, that the information in the Exchange Act Reports to be covered by such Sarbanes-Oxley Certification relating to servicing information in respect of the Receivables, if any, including information relating to actions of the Servicer and/or payments and other collections on and characteristics of the Receivables, includes all information of such type required to be delivered by the Servicer under this Agreement for the relevant period covered by the subject Annual Report on Form 10-K.

     Section 4.11. Annual Report of Accountants.

     The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and each Rating Agency, as addressees, within 120 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 2002, (i) an opinion by a firm of independent certified public accountants on the financial position of the Servicer at the end of the relevant fiscal year and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) a report from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Servicer's loan portfolio conducted substantially in compliance with SAS 70 (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

     Section 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     Section 4.13. Term of Servicer. The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

     Section 4.14. Access to Information Regarding Trust and Basic Documents. The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. Upon request, the Bond Administrator shall furnish to the Owner Trustee annually a copy of the Note Register; provided, however, the Bond Administrator shall not be obligated to furnish a copy of the Note Register more than once each calendar year. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV of the Sale and Servicing Agreement.

     Section 4.15. Maintenance of Fidelity Bond and Errors and Omission Policy. The Servicer shall maintain with responsible companies, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Receivables ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions, and negligent acts of such Servicer Employees. Such errors and omissions insurance policy and such fidelity bond shall have such deductibles and be in such form and amount as is generally customary among Persons which service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle retail installment loan contracts having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors. No provision of this Section 4.15 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Issuer, the Bond Administrator or the Indenture Trustee, the Servicer shall cause to be delivered to the Issuer, the Bond Administrator or the Indenture Trustee a certified true copy of such fidelity bond and insurance policy.

                                  ARTICLE V

                   DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS

     Section 5.01. Establishment of Accounts.

     (a) An Eligible Deposit Account (the "Collection Account") in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, shall be established and maintained, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Collection Account shall be established initially at the Bond Administrator.

     (b) The Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Note Interest Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Note Interest Distribution Account shall be established initially at the Bond Administrator.

     (c) The Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Principal Distribution Account shall be established initially at the Bond Administrator.

     (d) Funds on deposit in the Collection Account shall be invested by the Bond Administrator, on behalf of the Indenture Trustee, in Eligible Investments selected in writing by the Seller; provided, however, that if the Seller fails to select any Eligible Investment, the Bond Administrator, on behalf of the Indenture Trustee, shall invest such funds in an Eligible Investment described in clause (d) of the definition of "Eligible Investment" herein. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable; provided, that such amount shall be calculated on the Distribution Date and on each Distribution Date all interest and other investment income (net of Net Investment Losses) on funds on deposit in the Collection Account for the related Collection Period shall be paid to the Certificate Distribution Account. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day that immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

     (e) In the event that there are Net Investment Losses in Eligible Investments chosen by the Seller, the Seller shall deposit into the Collection Account, no later than one (1) Business Day prior to the Distribution Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms. The Bond Administrator shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Bond Administrator's failure to make payments on such Eligible Investments issued by the Bond Administrator, in its commercial capacity as principal obligor and not as Bond Administrator, in accordance with their terms.

     (f) (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Bond Administrator, on behalf of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Bond Administrator, on behalf of the Indenture Trustee, shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the Trust Account.

          (ii) With respect to the Trust Account Property, each of the Indenture Trustee and the Bond Administrator agrees, by its acceptance hereof, that:

          (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(g)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Bond Administrator, on behalf of the Indenture Trustee, and the Bond Administrator, on behalf of the Indenture Trustee, shall have sole signature authority with respect thereto;

          (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Bond Administrator, on behalf of the Indenture Trustee, in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Bond Administrator, on behalf of the Indenture Trustee, or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee;

          (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Bond Administrator, on behalf of the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

          (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Bond Administrator, on behalf of the Indenture Trustee, in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

          (E) any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending maturity or disposition by the Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

          (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Servicer Termination Event to instruct the Bond Administrator, on behalf of the Indenture Trustee, to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

     Section 5.02. Collections; Deposits to and Withdrawals from
Reconciliation Account; Deposits into Collection Account.

     (a) The Servicer shall have established prior to the Closing Date, and shall maintain at all times during the term of this Agreement, the Reconciliation Account with the Reconciliation Account Bank. Prior to the Closing Date, the Servicer shall have directed the Obligors under the Receivables to remit directly to the Reconciliation Account Bank for the Reconciliation Account all payments due under their respective Receivables. All such payments shall be deposited into the Reconciliation Account on a daily basis. Any such payment that shall have been delivered by an Obligor to the Servicer rather than to the Reconciliation Account Bank for the Reconciliation Account shall be deposited by the Servicer directly into the Reconciliation Account no later than the Business Day immediately following receipt. All amounts on deposit from time to time in the Reconciliation Account in respect of the Receivables shall be the property of the Issuer. Amounts on deposit in the Reconciliation Account in respect of the Receivables shall not be invested.

     (b) In addition to all payments by Obligors in respect of the Receivables (pursuant to Section 5.02(a) above), the Servicer shall deposit to the Reconciliation Account Bank, no later than the Business Day immediately following receipt, for deposit in the Reconciliation Account:

          (i) all Liquidation Proceeds and all subsequent Recoveries recovered in connection with Liquidated Receivables; and

          (ii) all insurance proceeds paid by any insurer pursuant to any Insurance Policy on any Receivable other than such proceeds as are to be used directly to offset the cost of repairing the related Financed Vehicle ("Insurance Proceeds").

All amounts specified in clauses (i) and (ii) above that are so delivered to the Reconciliation Account Bank shall be deposited into the Reconciliation Account on the Business Day of receipt.

     (c) The Servicer shall withdraw from the Reconciliation Account and remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds, all subsequent Recoveries and all Insurance Proceeds within three Business Days after the deposit thereof into the Reconciliation Account. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Seller. Pursuant to the second preceding sentence, the Servicer will remit good funds to the Collection Account in the amount of each deposit referenced above, regardless of whether such deposit to the Reconciliation Account shall have cleared within the related three-Business-Day period referenced above.

     (d) In addition to withdrawals in respect of remittances to the Collection Account (pursuant to Section 5.02(c) above), the Servicer shall, from time to time, withdraw funds from the Reconciliation Account to withdraw any amounts deposited by mistake in the Reconciliation Account.

     (e) The Issuer hereby directs the Depositor (in accordance with Section 2.01(i) hereof) to cause the Seller, and the Depositor hereby directs the Seller (in accordance with Section 2.01(a)(i) of the Receivables Purchase Agreement) to deliver to the Bond Administrator on the Closing Date for deposit into the Collection Account all moneys received by the Seller in respect of the Receivables from (but excluding) the Cutoff Date to (and including) the Closing Date, and the Bond Administrator shall deposit all such moneys so delivered to it into the Collection Account on the Closing Date.

     Section 5.03. Application of Collections.

     (a) All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Receivable that is a Purchased Receivable), shall be applied, first, to the Scheduled Payment, with any excess amounts being applied to future Scheduled Payments in accordance with Section 5.03(b) below.

     (b) Scheduled payments on Receivables deposited to the Collection Account during a Collection Period that are remitted by the related Obligor as a partial prepayment for application during the next succeeding Collection Period or any other subsequent Collection Period shall be treated hereunder as "collections" with respect to such next succeeding Collection Period or any other subsequent Collection Period and not as "collections" for the Collection Period relating to such Distribution Date.

     Section 5.04. Purchase Amounts.

     The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables within two Business Days of receipt. If the Servicer shall exercise its option to purchase the Receivables pursuant to Section 9.01(a), the Servicer shall deposit in the Collection Account all amounts to be paid under Section 9.01(a), on the date of such purchase. By their acceptance of the Certificates, the Certificateholders agree that, if a Certificateholder specified in Section 9.01(a) shall exercise its option to purchase the Receivables pursuant to Section 9.01(a), such Certificateholder shall deposit in the Collection Account all amounts to be paid under Section 9.01(a), on the date of such purchase.

     Section 5.05. Permitted Withdrawals from Collection Account.

     (a) On each Distribution Date, the Bond Administrator, on behalf of the Indenture Trustee, at the direction of the Servicer, shall, in addition to, and prior to, the withdrawals from the Collection Account on such Distribution Date pursuant to Section 5.06(b), make withdrawals from the Collection Account to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error.

     (b) The Bond Administrator, on behalf of the Indenture Trustee, shall make withdrawals from the Collection Account to clear and terminate the Collection Account in connection with the termination of this Agreement, provided that all conditions to the terminations of this Agreement set forth herein and in the other Basic Documents shall have been met.

     It is understood that whenever reference is made in this Agreement to withdrawals by the Servicer from the Collection Account and distributions by the Servicer of amounts so withdrawn, such withdrawals and distributions shall be made or caused to be made by the Bond Administrator, on behalf of the Indenture Trustee, in accordance with written instructions from the Servicer signed by a Responsible Officer of the Servicer.

     Section 5.06. Distributions.

     (a) Prior to each Distribution Date, the Bond Administrator shall determine all amounts required to be deposited pursuant to this Section.

     (b) On each Distribution Date, the Bond Administrator (based in relevant part on the information provided by the Servicer in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) shall make, on behalf of the Indenture Trustee, the following deposits and distributions from amounts on deposit in the Collection Account, to the extent of the Total Distribution Amount for such Distribution Date, to make required payments and distributions on such date pursuant to clauses (i) through (xii) below, in the following order and priority:

          (i) the Initial Distributable Amount, in the following order and priority:

          (A) to the Servicer, the amount of the Servicing Fee and Servicing Expense Reimbursement Amount for the related Collection Period (and any accrued and unpaid Servicing Fees and Servicing Expense Reimbursement Amounts from prior Collection Periods) and, if such Distribution Date is the Incentive Fee Payment Date, the Incentive Fee (if any); provided the aggregate of such payments shall not exceed the Servicing Fee Priority Payment Amount for such Distribution Date; and

          (B) the remainder, if any, of the Initial Distributable Amount, to the Certificate Distribution Account;

          (ii) concurrently, from the Total Distribution Amount remaining after the application of clause (i), (a) to the Indenture Trustee, the Indenture Trustee Fee for the related Collection Period (and any accrued and unpaid Indenture Trustee Fees from prior Collection Periods), (b) to the Owner Trustee, the Owner Trustee Fee for the related Collection Period (and any accrued and unpaid Owner Trustee Fees from prior Collection Periods) and (c) to the Bond Administrator, the Bond Administrator Fee for the Collection Period (and any accrued and unpaid Bond Administrator Fees from prior Collection Periods);

          (iii) to the Note Interest Distribution Account for payment to the Class A Noteholders pursuant to 5.06(c)(i), from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the Class A Noteholders' Interest Distributable Amount;

          (iv) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (iii), the First Allocation of Principal, if any;

          (v) to the Note Interest Distribution Account for payment to the Class B Noteholders pursuant to 5.06(c)(ii), from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Class B Noteholders' Interest Distributable Amount;

          (vi) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (v), the Second Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above;

          (vii) to the Note Interest Distribution Account for payment to the Class C Noteholders pursuant to 5.06(c)(iii), from the Total Distribution Amount remaining after the application of clauses (i) through (vi), the Class C Noteholders' Interest Distributable Amount;

          (viii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (vii), the Third Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above and any Second Allocation of Principal paid pursuant to clause (vi) above;

          (ix) to the Note Interest Distribution Account for payment to the Class D Noteholders pursuant to 5.06(c)(iv), from the Total Distribution Amount remaining after the application of clauses (i) through (viii), the Class D Noteholders' Interest Distributable Amount;

          (x) to the Principal Distribution Account, for distribution pursuant to Section 5.06(d), from the Total Distribution Amount remaining after the application of clauses (i) through (ix), the Regular Principal Allocation, if any, reduced by any First Allocation of Principal paid pursuant to clause (iv) above, any Second Allocation of Principal paid pursuant to clause (vi) above and any Third Allocation of Principal paid pursuant to clause (viii) above;

          (xi) to the applicable party, from the Total Distribution Amount remaining after the application of clauses (i) through (x), any accrued and unpaid fees, expenses and indemnification expenses owed to such party under any of the Basic Documents (including legal fees and expenses), to the extent not paid pursuant to clauses (i) through (x); and

          (xii) the remainder, if any, of the Total Distribution Amount, to the Certificate Distribution Account.

     Notwithstanding that the Notes have been paid in full, the Bond Administrator, on behalf of the Indenture Trustee, shall continue to maintain the Collection Account hereunder until all amounts distributable on the Certificates have been distributed to the Certificateholders.

     (c) On each Distribution Date, the Bond Administrator (based in relevant part on the information provided to it by the Servicer in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) shall withdraw, on behalf of the Indenture Trustee, the funds on deposit in the Note Interest Distribution Account with respect to the Collection Period preceding such Distribution Date and make, on behalf of the Indenture Trustee, payments on such date pursuant to clauses (i) through (iv) below, in the following order and priority:

          (i) to the Class A Noteholders, ratably, the Class A Noteholders' Interest Distributable Amount for such Distribution Date;

          (ii) to the Class B Noteholders, the Class B Noteholders' Interest Distributable Amount for such Distribution Date;

          (iii) to the Class C Noteholders, the Class C Noteholders' Interest Distributable Amount for such Distribution Date; and

          (iv) to the Class D Noteholders, the Class D Noteholders' Interest Distributable Amount for such Distribution Date;

     (d) On each Distribution Date, the Bond Administrator (based in relevant part on the information provided to it by the Servicer in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) shall withdraw, on behalf of the Indenture Trustee, the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Distribution Date and make, on behalf of the Indenture Trustee, payments on such date pursuant to clauses (i) through (iv) below, in the following order and priority:

          (i) to the Class A Noteholders, in the following order and priority, the Class A Principal Distributable Amount for such Payment Date:

               (A) to the Class A-1 Noteholders on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

               (B) to the Class A-2 Noteholders on account of principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

               (C) to the Class A-3 Noteholders on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero; and

               (D) to the Class A-4 Noteholders on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

          (ii) to the Class B Noteholders, the Class B Principal Distributable Amount for such Payment Date;

          (iii) to the Class C Noteholders, the Class C Principal
     Distributable Amount for such Payment Date; and

          (iv) to the Class D Noteholders, the Class D Principal Distributable Amount for such Payment Date.

     Notwithstanding the foregoing, subject to the provisions of Section 5.04(b) of the Indenture, (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) of the Indenture which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.01(iii) of the Indenture has occurred and the Notes have been accelerated), the Bond Administrator shall transfer, on behalf of the Indenture Trustee, the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (iii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes to zero, or, if the Class A Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (v) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class B Notes to zero, or, if the Class A Notes and Class B Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) through (vii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class C Notes to zero, or, if the Class A Notes, Class B Notes and Class C Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (ix) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class D Notes to zero, and (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(iii) of the Indenture, which has resulted in an acceleration of the Notes, the Bond Administrator shall transfer, on behalf of the Indenture Trustee, the funds on deposit in the Collection Account



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

remaining after the application of clauses 5.06(b)(i) through (x) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero.

     Section 5.07. Statements to Securityholders. On each Distribution Date, the Bond Administrator shall prepare and make available via its website at www.jpmorgan.com/absmbs to each Noteholder of record as of the most recent Record Date, and shall provide to each Rating Agency, Salomon Smith Barney Inc. and the Indenture Trustee, and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date, a statement substantially in the form of Exhibit A setting forth at least the following information as to the Securities to the extent applicable:

     (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes on such Distribution Date;

     (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes on such Distribution Date;

     (c) the amount of the Regular Principal Allocation for such Distribution Date;

     (d) the amount of the First Allocation of Principal, if any, for such Distribution Date;

     (e) the amount of the Second Allocation of Principal, if any, for such Distribution Date;

     (f) the amount of the Third Allocation of Principal, if any, for such Distribution Date;

     (g) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

     (h) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class, and the Note Balance for each such Class as of the close of business on the preceding Distribution Date, after giving effect to payments allocated to principal reported under clause (a) above;

     (i) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

     (j) the respective amounts of the Owner Trustee Fee paid to the Owner Trustee, the Indenture Trustee Fee paid to the Indenture Trustee and the Bond Administrator Fee paid to the Bond Administrator, in each case with respect to the related Collection Period;



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

     (k) the aggregate amounts of Realized Losses, if any, and Cram Down Losses, if any, separately identified, with respect to the related Collection Period;

     (l) the aggregate Contract Value of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

     (m) the aggregate Contract Value and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

     (n) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Carryover Shortfall, the Class A-4 Interest Carryover Shortfall, the Class B Interest Carryover Shortfall, the Class C Interest Carryover Shortfall and the Class D Interest Carryover Shortfall, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

     (o) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period;

     (p) the aggregate Contract Value and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

     (q) the aggregate Contract Value and number of Receivables with respect to which the Servicer granted an extension;

     (r) the aggregate Contract Value of Receivables that are 60 days or more delinquent (including Receivables relating to Financed Vehicles that have been repossessed), as of such Determination Date, as a percentage of the aggregate Contract Value of the Receivables as of such Determination Date;

     (s) the Overcollateralization Target Amount for the next Distribution
Date;

     (t) the Cumulative Net Loss Rate as of such Determination Date;

     (u) the Pool Annualized Net Loss Rate as of such Determination Date;

     (v) the Pool Delinquency Rate as of such Determination Date; and

     (w) the monthly average of the ratio of (x) qualified loan collectors employed by the Servicer for contracts related to motor vehicles to (y) Receivables serviced by the Servicer pursuant to this Agreement.

     Each amount set forth on the Distribution Date Statement under clauses
(a), (b), (c), (d), (e), (f), (i), (j), (k) or (q) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.



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

     Section 5.08. Subcertifications of Bond Administrator in Connection with Sarbanes-Oxley Certifications. No later than ten (10) Business Days prior to the date on which any Annual Report on Form 10-K with respect to the Trust is required to be filed, the Bond Administrator shall deliver to the Depositor an officer's certificate in the form set forth in Exhibit E.

                                  ARTICLE VI

                                 THE DEPOSITOR

     Section 6.01. Representations of Depositor. The Depositor makes the following representations to the Issuer, the Servicer, the Bond Administrator, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Securities. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

     (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

     (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been, duly authorized by the Depositor by all necessary corporate action.

     (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

     (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

     (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

     Section 6.02. Corporate Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

     Section 6.03. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

     Section 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The

Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner Trustee, the Bond Administrator, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Owner Trustee, the Bond Administrator, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Bond Administrator, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

     Section 6.05. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

     Section 6.06. Depositor May Own Securities. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

     Section 6.07. Depositor to Provide Copies of Relevant Securities Filings. The Depositor shall provide or cause to be provided to the Indenture Trustee a copy of any document filed by the Depositor subsequent to the date hereof with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Trust, the Notes or the Certificates.

     Section 6.08. Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                 ARTICLE VII

                                 THE SERVICER

     Section 7.01. Representations of Servicer. The Servicer makes the following representations to the Issuer, the Depositor, the Bond Administrator, the Indenture Trustee and the Seller and upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date (and in the case of subsections (a), (b), (i) and (j) as of any point during the term of the Agreement), and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

     (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

     (b) Licenses and Approvals. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

     (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary action.

     (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

     (e) No Consent Required. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals and authorizations as have been obtained.

     (f) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Certificate of Incorporation or Bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

     (g) No Proceedings. There is no litigation and there are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Servicer is a party.

     (h) Ability to Service. The Servicer is an experienced motor vehicle servicer, with the facilities, procedures, and experienced personnel necessary for the sound servicing of receivables of the same type as the Receivables consistent with the servicing practices of prudent institutions which service motor vehicle contracts of the same type as such Receivable where the related motor vehicle is located.

     Section 7.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement and:

     (a) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Seller, the Issuer, the Owner Trustee, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from (x) the negligent use or operation by the Servicer of a Financed Vehicle or (y) any negligent action taken, or negligently failed to be taken, by the Servicer with respect to any Financed Vehicle, to the extent such loss is not reimbursed pursuant to any Insurance Policy, the Servicer's errors and omission policy or any fidelity bond.

     (b) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Depositor, the



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

Securityholders and any of the officers, directors, employees or agents of the Seller, the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     (c) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Seller, the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, damages, claims, and liabilities arising out of the servicing of any Receivable; provided, however, that any failure of the Servicer adequately to service the Receivables, which failure shall be caused by the failure of a custodian other than the Servicer to provide the Servicer with access to the Receivable Files in a commercially reasonable manner, shall not result in any indemnity obligation of the Servicer under this subsection (d).

     For purposes of this Section, in the event of the termination of the rights and obligations of SST (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

     Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     Section 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 7.03 to the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Servicer and the Rating Agencies. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of



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

the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event or an Additional Servicer Termination Event shall have occurred.

     Section 7.04. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of its shareholders, directors, officers, employees or agents shall be under any liability to the Seller, the Issuer, the Depositor, the Indenture Trustee, the Bond Administrator, the Owner Trustee or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer and any shareholder, director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Section 7.05. Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that 10 days' prior notice of such appointment shall have been given to each Rating Agency and each Rating Agency shall have notified the Servicer, the Owner Trustee and the Indenture Trustee in writing that such appointment satisfies the Rating Agency Condition; and provided further, however, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Issuer or the Noteholders shall have any responsibility therefor.

     Section 7.06. Servicer Not to Resign.

     (a) Subject to the provisions of Section 7.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

     (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until the Indenture Trustee (or another successor Servicer, if so appointed pursuant to the second sentence of Section 8.03(b))



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

shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03. If the Indenture Trustee shall be legally unable to act as Servicer and if no successor Servicer shall have been appointed within 30 days of resignation or removal of the resigning Servicer, the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) may petition any court of competent jurisdiction for such appointment.



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

                                 ARTICLE VIII

                                    DEFAULT

     Section 8.01. Servicer Termination Events and Additional Servicer Termination Events.

     (a) For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

          (i) any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

          (ii) failure by the Servicer to deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and the Seller the Servicer's Certificate by the applicable Determination Date, which failure continues unremedied for a period of five Business Days, or to observe any covenant or agreement set forth in Section 4.05, which failure (A) materially and adversely affects the rights of the Noteholders and (B) continues unremedied for a period of thirty days after knowledge thereof by the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class;

          (iii) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (A) materially and adversely affects the rights of the Noteholders and (B) continues unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class;

          (iv) the occurrence of an Insolvency Event with respect to the Servicer;

          (v) any assignment or delegation by the Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such assignment or delegation; or

          (vi) any disqualification of the Servicer as an Eligible Servicer.

     (b) For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute an "Additional Servicer Termination Event":

          (i) the occurrence of a Termination Trigger Event; or



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

          (ii) the monthly average of the ratio of (x) qualified loan collectors employed by the Servicer for contracts related to motor vehicles to (y) Receivables serviced by the Servicer pursuant to this Agreement becomes greater than 1 to 3,200 (it being understood that the ratio, as of each Determination Date, of qualified loan collectors employed by the Servicer for contracts related to motor vehicles to Receivables serviced by the Servicer pursuant to this Agreement shall be set forth in the related Servicer's Certificate).

     Section 8.02. Consequences of a Servicer Termination Event or an Additional Servicer Termination Event. If a Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class, or, if no Notes are Outstanding, Certificateholders evidencing 25% of the percentage interests in the Certificates, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. If an Additional Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Certificateholders evidencing 75% of the percentage interests in the Certificates shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. In either case, on or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Indenture Trustee or such other successor Servicer, if any, as shall have been appointed pursuant to the second sentence of Section 8.03(b); provided, however, that the Indenture Trustee or such other successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that the Indenture Trustee or such other successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The Indenture Trustee or such other successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the Indenture Trustee or such other successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the Indenture Trustee or such other successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The terminated Servicer shall also provide the Indenture Trustee or such other successor Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.



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

     Section 8.03. Appointment of Successor Servicer.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee, the Bond Administrator and the Indenture Trustee (or such other successor Servicer, if so appointed pursuant to the second sentence of
Section 8.03(b)) shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If the Indenture Trustee or another successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event or any Additional Servicer Termination Event after its appointment as successor Servicer.

     (b) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, or if the Indenture Trustee is legally unable to act as Servicer, the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) may exercise at any time its right to appoint a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Servicer, the Depositor, any Securityholders or any other Person if it does so. Notwithstanding the above, if the Indenture Trustee shall be legally unable to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class, or if no Notes are outstanding, Certificateholders of Certificates evidencing not less than 25% of the percentage interests in the Certificates, may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. The Bond Administrator, on behalf of the Indenture Trustee, shall be entitled to withdraw from the Collection Account and remit to the successor Servicer or such other party entitled thereto all reasonably incurred Servicer transition costs.

     (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

     Section 8.04. Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Bond Administrator shall give prompt written notice thereof to the Noteholders and each Rating Agency.



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

     Section 8.05. Waiver of Past Defaults. Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class, or, if no Notes are Outstanding, Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except (i) a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement or (ii) a default that is, or with the giving of notice or lapse of time or both would become, an Additional Servicer Termination Event. Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, may, on behalf of all Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences that is, or with the giving of notice or lapse of time or both would become, an Additional Servicer Termination Event. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event or Additional Servicer Termination Event, as applicable, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.



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

                                  ARTICLE IX

                                  TERMINATION

     Section 9.01. Optional Purchase of All Receivables.

     (a) On each Determination Date as of which the Pool Balance is equal to or less than 5% of the Original Pool Balance, the Servicer shall have the option to purchase the Receivables. If the Servicer shall elect not to exercise such option, a Certificateholder evidencing 100% of the percentage interests in the Certificates shall have the option to purchase the Receivables, provided that such Certificateholder shall not be the Seller, the Depositor or any Affiliate thereof. To exercise such option, the Servicer or such Certificateholder, as applicable, shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the aggregate Purchase Amount for the Receivables (including Receivables that became Liquidated Receivables during the related Collection Period) and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

     (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Depositor to the Owner Trustee, the Servicer, the Indenture Trustee and the Bond Administrator as soon as practicable after the Depositor has received notice thereof.

     (c) If the Servicer shall exercise its option to purchase the Receivables pursuant to Section 9.01(a), any Certificateholder (unless such Certificateholder is the Seller, the Depositor or an Affiliate thereof) shall have the option to purchase such Receivables from the Servicer at a price equal to the lesser of (i) the price that the Servicer paid for such Receivables pursuant to Section 9.01(a) and (ii) the aggregate Purchase Amount for the Receivables on the date of purchase by such Certificateholder, net of collections on the Receivables retained by the Servicer, if any, as of such date.



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

                                  ARTICLE X

                                 MISCELLANEOUS

     Section 10.01. Amendment.

     (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee, the Bond Administrator and the Issuer, without the consent of any of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee, the Bond Administrator and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes.

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Bond Administrator and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Outstanding Amount of the Class A Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class B Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class C Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class D Notes and Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders, (ii) reduce the aforesaid percentage of the Outstanding Amount of the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes, the Noteholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Class A Notes, Class B Notes, Class C Notes and Class D Notes, or (iii) reduce the aforesaid percentage of the percentage interests in the Certificates, the Certificateholders of which are required to consent to any such amendment, without the consent of all of the Certificateholders.

     Promptly after the execution of any amendment or consent, the Bond Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.



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

     It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, the Bond Administrator and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(A). The Owner Trustee, on behalf of the Issuer, the Bond Administrator and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's, the Bond Administrator's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     Section 10.02. Protection of Title to Trust.

     (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Seller shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing. In addition, the Seller and the Depositor hereby authorize the Issuer at any time and from time to time to prepare and file financing statements and amendments thereto in any jurisdiction as may be necessary or desirable to preserve, maintain and protect the interests of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof.

     (b) None of the Seller, the Depositor or the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Each of Seller, the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of any change in the jurisdiction of its organization if, as a result of such change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of



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

each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is owned by SSB Auto Loan Trust 2002-1 and pledged by SSB Auto Loan Trust 2002-1 to the Indenture Trustee for the benefit of the Noteholders. Indication of such Receivables' inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within fifteen Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

     (i) The Seller shall deliver to the Owner Trustee, the Bond Administrator and the Indenture Trustee:

          (A) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest; and

          (B) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (A) or (B) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     Section 10.03. Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 390 Greenwich Street, New York, NY 10013, Attention: SSB Vehicle Securities Inc.,
(b) in the case of the Servicer and the Custodian to Systems & Services Technologies, Inc., 4315 Pickett Road, St. Joseph, Missouri 64503, Attention:
John J. Chappell and Joseph D. Booz, (c) in the case of the Indenture Trustee, to Bank One, NA, 1111 Polaris Parkway, Suite 1K, Columbus, Ohio 43240,
Attention: Global Corporate Trust Services, (e) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement); (f) in the case of the Bond Administrator, to JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Institutional Trust Services, SSB Auto Loan Trust 2002-1, (g) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention:
ABS Monitoring Department, and (h) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 10.04. Assignment by the Depositor or the Servicer.
Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

     Section 10.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee, the Bond Administrator and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 10.07. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

     Section 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 10.09. Governing law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.10. Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     Section 10.11. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

     Section 10.12. Limitation of Liability of Owner Trustee, Indenture Trustee and Bond Administrator.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bank One, NA, not in its individual capacity but solely as Indenture Trustee, and in no event shall Bank One, NA have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

     (c) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by JPMorgan Chase Bank, not in its individual capacity but solely as Bond Administrator, and in no event shall JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

     Section 10.13. Sarbanes-Oxley Certifications. The Depositor shall provide on a timely basis for filing with the applicable reports of the Issuer under the Securities Exchange Act of 1934, as amended, the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 to be included in those reports.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                             SSB AUTO LOAN TRUST 2002-1

                             By:  WILMINGTON TRUST COMPANY,
                                      not in its individual capacity
                                      but solely as Owner Trustee

                             By: /s/ W. Chris Sponenberg
                                 -------------------------------------------
                                 Name:   W. Chris Sponenberg
                                 Title:  Vice President

                             SSB VEHICLE SECURITIES INC.,

                             By: /s/ John P. Ebbott Jr.
                                 -------------------------------------------
                                 Name:   John P. Ebbott Jr.
                                 Title:  Assistant Vice President

                             SALOMON BROTHERS REALTY CORP.,

                             By: /s/ John P. Ebbott Jr.
                                 -------------------------------------------
                                 Name:   John P. Ebbott Jr.
                                 Title:  Authorized Signatory

                             SYSTEMS & SERVICES TECHNOLOGIES, INC.,

                             By: /s/ Joseph D. Booz
                                 -------------------------------------------
                                 Name:   Joseph D. Booz
                                 Title:  EVP/Secretary

                             JPMORGAN CHASE BANK,
                                      not in its individual capacity
                                      but solely as Bond Administrator

                             By: /s/ Jennifer H. Baran
                                 -------------------------------------------
                                 Name:   Jennifer H. Baran
                                 Title:  Vice President

                             BANK ONE, NA,
                                      not in its individual capacity
                                      but solely as Indenture Trustee

                             By: /s/ John J. Rothrock
                                 -------------------------------------------
                                 Name:   John J. Rothrock
                                 Title:  Authorized Signer

                                  SCHEDULE A

                            Schedule of Receivables
                            -----------------------

                     [On file with the Indenture Trustee]

                                  SCHEDULE B

                       Schedule of Servicing Fee Amounts
                       ---------------------------------

                     [On file with the Indenture Trustee]

                                  SCHEDULE C

                         Location of Receivable Files
                         ----------------------------






1.   4315 Pickett Road
     St. Joseph, Missouri 64503


2.   809 Illinois Avenue
     Joplin, Missouri 64801


                                   EXHIBIT A

              Form of Distribution Date Statement to Noteholders
              --------------------------------------------------

   SSB Auto Loan Trust 2002-1 Distribution Date Statement to Securityholders

Principal Distribution Amount
   Class A-1 Notes:                                ($        per $1,000 original principal balance)

   Class A-2 Notes:                                ($        per $1,000 original principal balance)

   Class A-3 Notes:                                ($        per $1,000 original principal balance)

   Class A-4 Notes:                                ($        per $1,000 original principal balance)

   Class B Notes:                                  ($        per $1,000 original principal balance)

   Class C Notes:                                  ($        per $1,000 original principal balance)

   Class D Notes:                                  ($        per $1,000 original principal balance)


Interest Distribution Amount
   Class A-1 Notes:                                ($        per $1,000 original principal balance)

   Class A-2 Notes:                                ($        per $1,000 original principal balance)

   Class A-3 Notes:                                ($        per $1,000 original principal balance)

   Class A-4 Notes:                                ($        per $1,000 original principal balance)

   Class B Notes:                                  ($        per $1,000 original principal balance)

   Class C Notes:                                  ($        per $1,000 original principal balance)

   Class D Notes:                                  ($        per $1,000 original principal balance)

   Regular Principal Allocation                    ($        per $1,000 original principal balance)

   First Allocation of Principal                   ($        per $1,000 original principal balance)

   Second Allocation of Principal                  ($        per $1,000 original principal balance)

   Third Allocation of Principal                   ($        per $1,000 original principal balance)




Class A-1 Interest Carryover Shortfall             ($        per $1,000 original principal balance)
Class A-2 Interest Carryover Shortfall             ($        per $1,000 original principal balance)
Class A-3 Interest Carryover Shortfall             ($        per $1,000 original principal balance)
Class A-4 Interest Carryover Shortfall             ($        per $1,000 original principal balance)
Class B Interest Carryover Shortfall               ($        per $1,000 original principal balance)
Class C Interest Carryover Shortfall               ($        per $1,000 original principal balance)
Class D Interest Carryover Shortfall               ($        per $1,000 original principal balance)
Distribution Date Payment Shortfall                ($        per $1,000 original principal balance)

Note Balance:
Class A-1 Notes:
Class A-2 Notes:
Class A-3 Notes:
Class A-4 Notes:
Class B Notes:
Class C Notes:
Class D Notes:

Note Pool Factor:
Class A-1 Notes:
Class A-2 Notes:
Class A-3 Notes:
Class A-4 Notes:
Class B Notes:
Class C Notes:
Class D Notes:

Servicing Fee                                      ($        per $1,000 original principal balance)

Owner Trustee Fee                                  ($        per $1,000 original principal balance)

Indenture Trustee Fee                              ($        per $1,000 original principal balance)

Bond Administrator Fee                             ($        per $1,000 original principal balance)

Pool Balance

Realized Losses




Cram Down Losses

Repossessed Receivables

Liquidated Receivables or Purchased Receivables

Receivables granted extensions or deferments

Purchase Amounts

Contract Value of Receivables that were delinquent:
         30 to 59 days
         60 to 89 days
         90 days or more

Overcollateralization Target Amount for next Distribution Date

Cumulative Net Loss Rate as of related Determination Date

Pool Annualized Net Loss Rate as of related Determination Date

Pool Delinquency Rate as of related Determination Date

monthly average of the ratio of (x) qualified loan collectors employed by Servicer for contracts related to motor vehicles to (y) Receivables serviced by Servicer pursuant to Sale and Servicing Agreement

                                   EXHIBIT B

                        FORM OF SERVICER'S CERTIFICATE
                        ------------------------------

                           [Available from Servicer]

                                   EXHIBIT C

              Representations and Warranties of the Seller under
              Section 3.02 of the Receivables Purchase Agreement
              --------------------------------------------------


          (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer Date:

               (i) Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to own its assets and to transact the business in which it is currently engaged.

               (ii) Power and Authority. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies and except as enforcement of such terms may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally.

               (iii) No Violation. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or incorporation or the bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

               (iv) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or
     (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

               (v) Chief Executive Office. The chief executive office of the Seller is 390 Greenwich Street, 6th Floor, New York, New York 10013.

               (vi) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

               (vii) No Notice. The Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.

               (viii) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

               (ix) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

               (x) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

               (xi) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

               (xii) Legal Compliance. The Seller is not in violation of, and the execution and delivery by the Seller of this Agreement and the other Basic Documents to which the Seller is a party and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

               (xiii) Creditors. The Seller did not sell the Receivables to the Depositor with any intent to hinder, delay or defraud any of its creditors.

               (xiv) Perfection Representation. The Seller makes all of the representations, warranties and covenants set forth in Schedule II.

          (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

               (i) Schedule of Receivables. With respect to each Receivable, the information set forth in Schedule I is true and correct in all material respects as of the Cutoff Date.

               (ii) Title. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement. Immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and the representations and warranties of the Depositor set forth therein, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee in accordance with the terms of the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

               (iii) Characteristics of Receivables. Each Receivable: (i) has been purchased by the Seller in the ordinary course of the Seller's business; (ii) has been fully and properly executed by the parties thereto; (iii) is a Dealer Receivable acquired directly or indirectly by WaMu from or made through a Dealer located in the United States or is a Receivable originated directly or indirectly by WaMu and has been validly assigned by such Dealer or an Affiliate of WaMu to WaMu in accordance with its terms; (iv) has created a valid, subsisting and enforceable first priority security interest in favor of WaMu in the Financed Vehicle, which security interest has been assigned by WaMu to the Seller and assigned by the Seller to the Depositor; (v) contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security; (vi) is assignable without restriction or conditions under applicable law; (vii) is an Actuarial Receivable and, unless such Receivable is a Balloon Receivable, provides for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over the original term and yield interest at the rate per annum specified on the Schedule I; and
     (viii) is denominated in U.S. dollars. No more than 0.05% of the aggregate Contract Value of the Receivables as of the Cutoff Date are Balloon Receivables.

               (iv) Compliance With Law. To the best of the Seller's knowledge, each Receivable complied at the time it was originated or made, and at the Closing Date complies, in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Rees-Levering Act, the Federal Reserve

     Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, state adaptations of the National Consumer Act, the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws.

               (v) Binding Obligation. Each Receivable represents the legal, valid and binding payment obligation in writing of the Obligor and any guarantor or co-signer thereunder, enforceable by the holder thereof in accordance with its terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity) and (B) as such Receivable may be modified by the application after the Transfer Date of the Soldiers and Sailors Civil Relief Act of 1940, as amended.

               (vi) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any Governmental Authority.

               (vii) Security Interest in Financed Vehicle. Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement, each Receivable is secured by a first priority perfected security interest in the related Financed Vehicle in favor of WaMu as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of WaMu as secured party. The Certificate of Title for each Financed Vehicle shows, or if the related Receivable has been originated within 120 days of its transfer to the Seller, a Certificate of Title has been applied for with respect to such Financed Vehicle, such Certificate of Title (or, if such Receivable shall have been originated in the State of New York, a notice of lien by the Registrar of Titles) shall be received within 120 days of the transfer to the Seller and shall show, WaMu or its predecessor in interest named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. All interest of WaMu in each Financed Vehicle has been validly assigned to the Seller and all interest of the Seller in each Financed Vehicle has been validly assigned to the Depositor pursuant to this Agreement.

               (viii) Receivables in Force. To the best of the Seller's knowledge, no Receivable has been satisfied or subordinated in whole or in part or rescinded or charged off, nor has any Financed Vehicle securing a Receivable been released from the security interest of such Receivable, in whole or in part.

               (ix) No Waiver or Amendment. To the best of the Seller's knowledge, no terms of any Receivable have not been waived, altered, amended or modified in any material respect, except by instruments or documents identified in the applicable Receivable File with respect thereto.

               (x) No Defenses. To the best of the Seller's knowledge, no Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

               (xi) No Liens. To the best of the Seller's knowledge, there are no liens or claims, including liens for work, labor, storage, materials or unpaid state or federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

               (xii) No Default. Except for payment defaults continuing for a period of not more than 59 days as of the Cutoff Date, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred and is continuing; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable shall have arisen as of the Cutoff Date; and the Seller has not waived and shall not waive any of the foregoing.

               (xiii) No Bankruptcies. To the best of the Seller's knowledge, as of the Cutoff Date, there is no notation in the Servicer's records indicating that the Obligor on any Receivable is currently the subject of a bankruptcy proceeding.

               (xiv) No Repossessions. As of the Cutoff Date, no Financed Vehicle securing any Receivable is in repossession status.

               (xv) Tangible Chattel Paper. Each Contract constitutes "tangible chattel paper" as defined in the UCC as in effect in the States of New York, New Jersey, Maryland, Connecticut and Missouri.

               (xvi) Insurance. The Obligor with respect to each Receivable agreed in the related Receivable to obtain insurance covering the Financed Vehicle insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision insurance coverage.

               (xvii) One Original. There is only one original executed copy of each Receivable.

               (xviii) Receivable Files. There Receivable Files are kept at the offices of the Servicer at one or more of the locations listed on Schedule B to the Sale and Servicing Agreement.

               (xix) No Force Placed Insurance. As of the close of business on the Cutoff Date, each Receivable was secured by a Financed Vehicle that was not insured by a force placed insurance policy.

               (xx) Overdue Payments. Each Receivable had no payment that is more than 59 days past due as of the Cutoff Date.

               (xxi) No Adverse Selection. No selection procedures believed by the Seller to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables.

               (xxii) All Filings Made. All filings (including UCC filings) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables and the Indenture Trustee a first priority perfected security interest in the Receivables have been made or will be made on the Closing Date.

               (xxiii) Final Scheduled Maturity Date. No Receivable has a final scheduled payment date later than six months prior to the Class D Final Scheduled Distribution Date.

               (xxiv) Original Term to Maturity. As of the Cutoff Date or the date of origination, as applicable, each Receivable had an original maturity of not less than twelve or more than 74 months.

               (xxv) APR. No Receivable has an APR of less than 25.00%.

               (xxvi) Remaining Term. Each Receivable has a remaining term of at least seven months and no more than 71 months.

               (xxvii) Remaining Balance. Each Receivable has a remaining Contract Value of at least $689.03 and no more than $104,398.42.

               (xxviii) New Vehicles. At least 66.77% of the aggregate Contract Value of the Receivables is secured by Financed Vehicles which were new at the date of origination.

               (xxix) Aggregate Balance. The Original Pool Balance is equal to $658,929,998.92.

                                   EXHIBIT D

             Perfection Representations, Warranties and Covenants
             ----------------------------------------------------

     1. General. The Sale and Servicing Agreement creates a valid and continuing security interest (as defined in the UCC) in all of the Depositor's right, title and interest in and to the Receivables in favor of the Issuer which, (a) is enforceable upon execution of the Sale and Servicing Agreement against creditors of and purchasers from the Depositor as such enforceability may be limited by applicable Debtor Relief Laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens (other than Liens permitted pursuant to clause 5 below).

     2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. The Depositor has taken all steps necessary to perfect its security interest against the Obligor in the Financed Vehicles securing the Receivables.

     3. Creation. Immediately prior to the conveyance of the Receivables pursuant to the Sale and Servicing Agreement, the Depositor owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

     4. Perfection. The Depositor has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Issuer under the Sale and Servicing Agreement in the Receivables.

     5. Priority. Other than the security interests granted to the Issuer pursuant to the Sale and Servicing Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, the Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interests granted to the Issuer under the Sale and Servicing Agreement (ii) that has been terminated, or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.

                                   EXHIBIT E

Form of Certification to be Provided to the Depositor by the Bond Administrator
-------------------------------------------------------------------------------



SSB Vehicle Securities, Inc.
390 Greenwich Street
New York, New York 10013

Re:  SSB Auto Loan Trust 2002-1

     Reference is made to the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of October 1, 2002, among SSB Auto Loan Trust 2002-1 (the "Issuer"), SSB Vehicle Securities Inc. (the "Depositor"), Salomon Brothers Realty Corp., as seller (the "Seller"), Systems & Services Technologies, Inc., as servicer and custodian, JPMorgan Chase Bank, as bond administrator (the "Bond Administrator") and Bank One NA, as indenture trustee. The Bond Administrator, hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     (i) The Bond Administrator has reviewed the annual report on Form 10-K for the fiscal year [ ], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

     (ii) Based in relevant part upon the information provided to us by the Servicer, the information set forth in the reports referenced in
            (i) above does not contain any untrue statement of material fact;
            and

     (iii) Based on my knowledge, the information required to be provided by the Bond Administrator under the Servicing Agreement is included in these reports.


Date:

                                 JPMorgan Chase Bank, as Bond Administrator


                                 By:      ____________________________
                                 Name:    ____________________________
                                 Title:   ____________________________